Exhibit (b)(i)

VERONA PHARMA PLC

As of July 22, 2020

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Attention: Ryan Everett

Re:	PIPE and Restricted ADS Letter Agreement

Ladies and Gentlemen:

We refer to the Deposit Agreement, dated as of May 2, 2017 (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder. Terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Deposit Agreement.

The Company has, upon the terms set forth in that certain Securities Purchase Agreement, dated as of July 17, 2020 (the “Securities Purchase Agreement”), among the Company and the Investors identified on Exhibit A thereto (the “Investors”), offered and sold an aggregate of 38,440,009 ADSs of the Company (the “Offered ADSs”) to the Investors to be issued by the Depositary in the form of Restricted ADSs upon the terms set forth herein in reliance upon the exemptions from securities registration afforded by the provisions of Section 4(a)(2) (the “Section 4(a)(2) Exemption”) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D (the “Regulation D Exemption” and together with the Section 4(a)(2) Exemption, the “Securities Act Exemptions”) as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act (the “Private Placement of Offered ADSs”).

Contemporaneously with the Private Placement of the Offered ADSs, the Company offered and sold an aggregate of 48,088,896 non-voting ordinary shares, nominal value £0.05 per share, of the Company in reliance upon the Securities Act Exemptions (the “Private Placement of Non-Voting Ordinary Shares”), which the holders thereof (each, a “Subject Holder” and together with Investors, the “Restricted Holders”) may, from time to time upon the redesignation of such non-voting ordinary shares and the issuance and delivery, by the Company, of the corresponding Shares (such Shares, the “Subject Shares”) deposit with the Custodian hereunder in exchange for the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof, in each case in accordance with the terms set forth herein.

The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement for the purpose of (i) accommodating the issuance of Restricted ADSs (a) representing the Offered ADSs to Investors in connection with the Private Placement of Offered ADSs, and (b) in exchange for the deposit of the Subject Shares by, for, or on behalf of, each Subject Holder thereof to be issued upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares, (ii) the sale or transfer of any such Restricted ADSs, and (iii) certain ancillary transactions further described below.

This Letter Agreement confirms our understanding and agreement as follows:

1.                  Deposit of Shares. The Company and the Depositary hereby agree that upon the consummation of the Private Placement of Offered ADSs, the Company shall (i) cause 307,520,072 Shares (the “Private Placement Shares” and together with the Subject Shares, the “Restricted Shares”) to be issued and deposited with the Custodian and (ii) instruct the Depositary to issue and deliver the corresponding number of Restricted ADSs in respect thereof, in each case upon the terms of Section 2.14 of the Deposit Agreement, as supplemented by this Letter Agreement, to the Investors or their respective designees.

The Company hereby consents to (i) the deposit by, for, or on behalf of, each Subject Holder of Subject Shares to be issued by the Company upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares, in each case with the Custodian under the Deposit Agreement in accordance with the terms hereof and thereof, and (ii) the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof upon the terms set forth in Section 2.13 of the Deposit Agreement, as supplemented by this Letter Agreement, to the Subject Holder(s) thereof or their respective designees.

2.                  Depositary Procedures. In furtherance of the foregoing, the Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable (a) the Company to deposit up to an aggregate of 307,520,072 Private Placement Shares, to be represented by 38,440,009 Restricted ADSs, with the Custodian by the Company on behalf of the Investors, (b) the deposit by, for, or on behalf of, each Subject Holder, of up to 48,088,896 Subject Shares (as adjusted for any share split, share dividend, combination, or other recapitalization or reclassification effected after the date hereof), to be represented by 6,011,112 Restricted ADSs (as adjusted for any share split, share dividend, combination, or other recapitalization or reclassification of the Subject Shares effected after the date hereof), with the Custodian, in each case as a valid deposit of such Restricted Shares under the Deposit Agreement in order to enable the issuance by the Depositary of Restricted ADSs, and (c) the transfer of the Restricted ADSs, the removal of the transfer and other restrictions with respect to Restricted ADSs in order to create freely transferable unrestricted ADSs, and the withdrawal of the Restricted Shares underlying the Restricted ADSs, in each case upon the terms and subject to the conditions set forth in the Deposit Agreement as supplemented by the terms of this Letter Agreement, and (ii) deliver an account statement (the “Account Statement”) to the holders of Restricted ADSs following the issuance of the Restricted ADSs, from time to time, in each case upon the terms set forth herein. Nothing contained in this Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Restricted Shares described herein for deposit under the terms hereof.

The Depositary shall (i) cause the Restricted ADSs issued upon the deposit of the corresponding Restricted Shares to be separately identified on the books of the Depositary under CUSIP No.: 925050882, and (ii) cause each of the Restricted Shares represented by the Restricted ADSs to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs. The Restricted ADSs shall not be eligible for inclusion for settlement in DTC.

The Company hereby advises the Depositary, and the Depositary hereby agrees and acknowledges, that the Restricted ADSs issuable in accordance with the terms of this Letter Agreement shall be eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to Restricted ADSs pursuant to the Deposit Agreement.

The Depositary is hereby authorized and directed to issue the Restricted ADSs as uncertificated Restricted ADSs registered on the books of the Depositary in the name of (i) in the case of the Offered ADSs, the Investors or their respective designees for the benefit of each such Investor, and (ii) in the case of Restricted ADSs to be issued and delivered in exchange for the deposit of the Subject Shares to be issued upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares, the Subject Holder(s) thereof or their respective designees for the benefit of each such Subject Holder.

3.                  Issuance and Delivery of Restricted ADSs - Private Placement of Offered ADSs. In connection with the Private Placement of Offered ADSs, the Company hereby instructs the Depositary to issue the Offered ADSs in the form of Restricted ADSs against the registration and deposit of Private Placement Shares by, or on behalf of, the Company subject to compliance with the terms and conditions of the Deposit Agreement as supplemented by this Letter Agreement, including, without limitation, receipt by the Depositary of all applicable fees.

The Depositary hereby agrees to deliver the Offered ADSs in the form of Restricted ADSs in accordance with the Deposit Agreement and this Letter Agreement (i) upon receipt from the Company of a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A-1 hereto (a “Consent and Delivery Instruction - Company”) to issue Restricted ADSs against the deposit of Private Placement Shares by the Company, (ii) confirmation of deposit from the Custodian of the applicable Private Placement Shares by the Company, (iii) the opinions referred to in Paragraph 5 below, and (iv) payment of the ADS issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement.

4.                  Issuance and Delivery of Restricted ADSs – Private Placement of Non-Voting Ordinary Shares. In connection with the Private Placement of Non-Voting Ordinary Shares, the Company hereby instructs the Depositary to issue the Restricted ADSs against the registration and deposit of Subject Shares, from time to time, by, for, or on behalf of, each Subject Holder of Subject Shares to be issued by the Company upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares, subject to compliance with the terms and conditions of the Deposit Agreement as supplemented by this Letter Agreement, including, without limitation, receipt by the Depositary of all applicable fees.

In connection with each deposit of Subject Shares by, for, or on behalf of each Subject Holder thereof, the Depositary hereby agrees to deliver the Restricted ADSs in accordance with the Deposit Agreement and this Letter Agreement upon (i) receipt, by the Depositary, of a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A-2 hereto (a “Consent and Delivery Instruction - Holder”) to issue Restricted ADSs against the deposit of Subject Shares by, for, or on behalf of the Subject Holder thereof, (ii) confirmation of deposit from the Custodian of the applicable Subject Shares by, for, or on behalf of the Subject Holder thereof, and (iii) payment of the ADS issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement.

5.                  Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable (a) the acceptance of the deposit by the Company of the Restricted Shares (1) in the case of the Private Placement of Offered ADSs, on behalf of the Investors, and (2) in the case of Subject Shares to be issued by the Company upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares, the Subject Holder(s) thereof, and (b) the issuance of Restricted ADSs, the transfer of Restricted ADSs, the withdrawal of the Restricted Shares, and the conversion of Restricted ADSs into freely transferable unrestricted ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Restricted Shares, the issuance of Restricted ADSs, the transfer of the Restricted ADSs, the conversion of Restricted ADSs into freely transferable unrestricted ADSs, and the withdrawal of the Restricted Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders and Beneficial Owners of ADSs (that are not Restricted ADSs) and do not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, the Company shall (i) at the time of execution of this Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof in a form reasonably acceptable to the Depositary and (B) its England and Wales counsel to deliver an opinion to the Depositary as of the date hereof in a form reasonably acceptable to the Depositary, and (ii) upon deposit with the Custodian, from time to time, by, or on behalf of, a Subject Holder, of Subject Shares to be issued by the Company upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares, cause its U.S. counsel to deliver an opinion to the Depositary as of the date of any such deposit, that such deposit of Subject Shares does not require registration under the Securities Act.

6.                  Stop Transfer Notation and Legend. Following the issuance thereof, the books of the Depositary shall identify the Restricted ADSs (CUSIP No.: 925050882) as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to the Restricted Holders upon the issuance of Restricted ADSs, shall each contain a legend substantially in the following form:

“THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) AND THE UNDERLYING ORDINARY SHARES (“UNDERLYING SHARES”) OF VERONA PHARMA PLC (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A LETTER AGREEMENT, DATED AS OF JULY 22, 2020 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), BY AND BETWEEN THE COMPANY AND CITIBANK, N.A., AS DEPOSITARY, AND THE DEPOSIT AGREEMENT, DATED AS OF MAY 2, 2017, AS MAY BE AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH SHARES AND ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF THE DEPOSITARY AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND ISSUANCE INSTRUCTION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE UNDERLYING SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE UNDERLYING SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE UNDERLYING SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.”

7.                  Limitations on Transfer of Restricted ADSs. The Restricted ADSs shall be transferable and eligible for cancellation only (i) in the circumstances described in Paragraphs 9, 10, 11, 12 and 13 below, or (ii) as otherwise contemplated in a supplemental letter agreement. Transfers or cancellations described in clause (ii) above shall, unless otherwise specified in the applicable supplemental letter agreement, also require the delivery to the Depositary of (x) all applicable documentation otherwise contemplated by the Deposit Agreement and this Letter Agreement (including, without limitation, medallion guarantees and opinions of U.S. counsel), and (y) such other documents as may reasonably be requested by the Depositary under the terms of the applicable supplemental letter agreement.

8.                  Limitations on Cancellation of Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, not to release any Restricted Shares or cancel any Restricted ADSs for the purpose of withdrawing the underlying Restricted Shares unless (i) the conditions applicable to the withdrawal of Restricted Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, the surrender for cancellation of the Restricted ADSs (accompanied by the requisite Medallion Signature Guaranty Stamps, if so required under the terms of the Deposit Agreement) and the applicable ADS cancellation fees payable under the terms of the Deposit Agreement, and (ii) the Depositary shall have received from the person requesting the withdrawal of the Restricted Shares a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit B (such certification, a “Withdrawal Certification”).

9.                  Exchange of Restricted ADSs for ADSs Upon Resale Covered by a Resale Registration Statement. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, to cancel the relevant Restricted ADSs and to issue and deliver freely transferable unrestricted ADSs in respect thereof only upon receipt of (i) the Restricted ADSs (accompanied by the requisite Medallion Signature Guaranty Stamps, if so required under the terms of the Deposit Agreement), (ii) a duly completed and signed Resale Certification and Issuance Instruction with respect to such Restricted ADSs, substantially in the forms attached hereto as Exhibit C (the “Resale Certification and Issuance Instruction”) stating that the resale of the Restricted ADSs is covered by an effective resale registration statement, (iii) payment of the issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement.

10.              Exchange of Restricted ADSs for ADSs Upon Sale Pursuant to Rule 144. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, to cancel the Restricted ADSs and to issue and deliver freely transferable unrestricted ADSs in respect thereof only upon receipt of (i) such Restricted ADSs (accompanied by the requisite Medallion Signature Guaranty Stamps, if so required under the terms of the Deposit Agreement), (ii) a duly completed and signed Resale Certification and Issuance Instruction containing representations of the transferor relating to the transfer of ADSs pursuant to Rule 144 of the Securities Act, if prior thereto, the Depositary shall have received a legal opinion of U.S. counsel reasonably satisfactory to the Depositary stating that as of the date thereof a resale satisfying the conditions enumerated in Rule 144 of the Securities Act is exempt from registration under the Securities Act and that the ADSs, upon transfer, will not be Restricted Securities (as defined in the Deposit Agreement), (iii) payment of the issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement.

11.              Removal of Transfer Restrictions on Restricted ADSs. The Depositary shall remove all stop transfer notations from its records in respect of specified Restricted ADSs and shall treat such Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Restricted ADSs and to treat such Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, (y) an opinion of U.S. counsel to the Company stating, inter alia, that the removal of the restrictive notations with respect to Restricted ADSs and the Restricted Shares, and the treatment of such Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, do not violate the registration requirements of the Securities Act, and (z) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement. Upon receipt of such instructions, opinion of counsel, and payment of fees, taxes and expenses, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Restricted ADSs.

12.              Transfers of Restricted ADSs. The Restricted ADSs shall be transferable as Restricted ADSs only by the Holders thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement and payment of the applicable fees, taxes and expenses otherwise payable in connection with the transfer of ADSs under the terms of the Deposit Agreement and this Letter Agreement, (ii) a Transfer Certification for Restricted ADSs from the transferring Holder substantially in the form attached hereto as Exhibit D (the “Transfer Certification for Restricted ADSs”), and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth above in Paragraph 6).

13.              Transfers and Cancellations of Restricted ADSs in Circumstances Not Covered by Paragraphs 8, 9, 10, 11 or 12. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, to cancel the Restricted ADSs and to issue and deliver freely transferable ADSs (or Shares, if applicable) in respect thereof in circumstances not covered by Paragraphs 8, 9, 10, 11 or 12 only (x) upon receipt of (i) such Restricted ADSs (accompanied by the requisite Medallion Signature Guaranty Stamps, if so required under the terms of the Deposit Agreement), (ii) a legal opinion of the Restricted ADS owner’s U.S. counsel stating that the transfer is exempt from registration under the Securities Act and that the ADSs (or Shares, if applicable), upon transfer, will not be Restricted Securities, and (iii) in the case of a transfer to a purchaser who will receive freely transferable ADSs, a duly completed and signed Resale Certification and Issuance Instruction containing the applicable representations of the transferor, and (y) in the case of cancellation of Restricted ADSs, if the conditions for cancellation of ADSs and withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied upon receipt of a duly completed Withdrawal Certification (containing such terms and conditions as the Company and Depositary may agree are reasonably necessary for the cancellation being contemplated).

14.              Fungibility. Except as contemplated herein and except as required by applicable law, the Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

15.              Representations and Warranties. The Company hereby represents and warrants and covenants to the Depositary as of the date hereof and as of the date of each subsequent deposit of Restricted Shares under this Letter Agreement, that (i) the Restricted Shares being deposited or to be deposited by the Company, or by, for, or on behalf of, the Restricted Holders for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares (save to the extent validly disapplied), (ii) the deposit from time to time of Restricted Shares by the Company, or by, for, or on behalf of, Restricted Holders and the issuance and delivery of Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (iii) all approvals required by the laws of England and Wales (including, without limitation, under the Company’s Articles of Association) to permit the deposit of Restricted Shares under the Deposit Agreement and this Letter Agreement have been, or will be, obtained prior to the deposit of such Restricted Shares, (iv) the Restricted Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (v) to the Company’s reasonable knowledge, none of the terms of this Letter Agreement and none of the transactions contemplated in this Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Restricted Shares and each issuance of Restricted ADSs hereunder.

16.              Depositary Fees. The Company and the Depositary hereby agree that the Company shall pay the Depositary a depositary fee of up to US$0.05 per Restricted ADS issued hereunder, in each case upon the terms and subject to the conditions set forth in that certain Fee Agreement, dated as of July 22, 2020, by and between the Company and the Depositary, as may be amended or supplemented from time to time.

17.              Fractional Shares and ADSs. The Company hereby agrees that, notwithstanding anything to the contrary in the Deposit Agreement, the Company or the Restricted Holder will not deliver to the Depositary or the Custodian, and the Depositary shall not be required to accept under any circumstances (i) any fraction of a Restricted Share, nor (ii) a number of Restricted Shares which upon application of the ADS to Share ratio would give rise to a fraction of a Restricted ADS. Also, the Depositary shall not be required to accept or distribute under any circumstances, any cash payments for fractional entitlements.

18.              F-6 Registration Statement. The parties hereto agree that a signed copy of this Letter Agreement shall be filed as an exhibit to the next Registration Statement on Form F-6 (or next amendment to the existing Registration Statement on Form F-6 currently on file) in respect of the ADSs. The parties hereto further agree that, notwithstanding anything contained herein to the contrary, the Depositary shall not be obligated to issue any ADSs hereunder if there is an insufficient number of ADS then registered under the existing Registration Statement on Form F-6 then on file, or if such Registration Statement on Form F-6 is the subject of a stop order or a proceeding for that purpose.

19.              Miscellaneous.

(a)               The parties acknowledge and agree that the indemnification obligations contained in Section 5.8 of the Deposit Agreement shall apply to all of the terms, conditions, obligations and performances under this Letter Agreement as if they were set forth in the Deposit Agreement.

(b)               The parties hereto agree to duly execute and deliver, or cause to be duly executed and delivered, such further documents and instruments and do and cause to be done such further acts, as may be reasonably requested by the other party in order to implement the terms and provisions of this Letter Agreement and to effectuate the purpose and intent hereof.

(c)               This Letter Agreement shall be interpreted and all rights hereunder and the provisions hereof shall be governed by the law of the State of New York and the jurisdiction clause set forth in the Deposit Agreement shall apply, mutatis mutandis, to this Letter Agreement.

(d)               This Letter Agreement shall be binding upon the parties hereto, and their respective legal successors and permanent assigns,

(e)               This Letter Agreement may not be modified or amended except by a writing signed by both parties hereto.

(f)                This Letter Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.

The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above

VERONA PHARMA PLC

By:	/s/ Claire Poll
Name: Claire Poll
Title: General Counsel

CITIBANK, N.A.
as Depositary

By:	/s/ Keith Galfo
Name: Keith Galfo
Title: Vice President

EXHIBITS

A-1	Form of Consent and Delivery Instruction – Company
A-2	Form of Consent and Delivery Instruction – Holder
B	Form of Withdrawal Certification
C	Form of Resale Certification and Issuance Instruction
D	Form of Transfer Certification for Restricted ADSs

EXHIBIT A-1
to
Letter Agreement,

dated as of July 22, 2020

by and between

VERONA PHARMA PLC

and

CITIBANK, N.A.

_____________________

Consent and Delivery Instruction – Company
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Re: Verona Pharma plc - Restricted ADSs (CUSIP No.: 925050882)

Dear Sirs:

Reference is made to (i) Deposit Agreement, dated as of May 2, 2017 (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of July 22, 2020 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with the issuance and delivery of Restricted ADSs in connection with the Private Placement of Offered ADSs or upon deposit of Subject Shares by, for, or on behalf of, each Subject Holder thereof to be issued by the Company upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares (each as defined in the Letter Agreement). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or, in the event so noted herein, the Letter Agreement.

The Company hereby deposits the Private Placement Shares (as defined in the Letter Agreement) specified in Schedule I hereto on behalf of the specified beneficial owners thereof and hereby consents to the issuance by the Depositary of the corresponding Restricted ADSs (as defined in the Letter Agreement).

A-1-1

The Company hereby represents and warrants to the Depositary that (a) the Private Placement Shares (as defined in the Letter Agreement) being deposited for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares (save to the extent validly disapplied), (b) the deposit of the specified Private Placement Shares and the issuance and delivery of Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of England and Wales to permit the deposit of the specified Private Placement Shares under the Deposit Agreement and the Letter Agreement have been obtained prior to the deposit of the specified Private Placement Shares, (d) the Private Placement Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) the specified beneficial owners of the Private Placement Shares specified on Schedule I hereto will be the Beneficial Owners of the corresponding Restricted ADSs immediately following the deposit of the Private Placement Shares.

The Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary concurrently herewith.

The Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

Verona Pharma plc

By:
Name:
Title:

A-1-2

Schedule I

Private Placement Shares	Restricted ADSs	Name and Address of Beneficial Owner of Restricted ADSs
_________________ Shares	_________ ADSs

A-1-3

EXHIBIT A-2
to
Letter Agreement,

dated as of July 22, 2020

by and between

VERONA PHARMA PLC

and

CITIBANK, N.A.

_____________________

Consent and Delivery Instruction – Holder
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Re: Verona Pharma plc - Restricted ADSs (CUSIP No.: 925050882)

Dear Sirs:

Reference is made to (i) Deposit Agreement, dated as of May 2, 2017 (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of July 22, 2020 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with the issuance and delivery of Restricted ADSs in connection with the Private Placement of Offered ADSs or upon deposit of Subject Shares by, for, or on behalf of, each Subject Holder thereof to be issued by the Company upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares (each as defined in the Letter Agreement). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or, in the event so noted herein, the Letter Agreement.

The undersigned holder of Restricted Shares (as defined in the Letter Agreement) (the “Restricted Holder”) hereby advises the Depositary and the Company of its intent to deposit, or to cause to be deposited on its behalf, the Restricted Shares specified in Schedule I hereto and the Company hereby consents to the issuance by the Depositary of the corresponding Restricted ADSs (as defined in the Letter Agreement).

A-2-1

Each of the Restricted Holder and the Company hereby represents and warrants to the Depositary that (a) the Restricted Shares being deposited for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares (save to the extent validly disapplied), (b) the deposit of the specified Restricted Shares and the issuance and delivery of Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of England and Wales to permit the deposit of the specified Restricted Shares under the Deposit Agreement and the Letter Agreement have been obtained prior to the deposit of the specified Restricted Shares, (d) the Restricted Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) the specified Restricted Holder of the Restricted Shares specified on Schedule I hereto will be the Beneficial Owner of the corresponding Restricted ADSs immediately following the deposit of the Restricted Shares.

Each of the Restricted Holder and the Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary concurrently herewith.

Each of the Restricted Holder and the Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

[RESTRICTED HOLDER]

By:
Name:
Title:

Consented to: Verona Pharma plc

By:
Name: Title:

A-2-2

Schedule I

Restricted Shares	Restricted ADSs	Name and Address of Beneficial Owner of Restricted ADSs
_________________ Shares	_________ ADSs

A-2-3

EXHIBIT B

to

Letter Agreement,

dated as of July 22, 2020

by and between

VERONA PHARMA PLC

and

CITIBANK, N.A.

_____________________

Withdrawal Certification

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street

New York, NY 10013

Attn.: Depositary Receipts Department

By Email:

ryan.everett@citi.com

keith.galfo@citi.com

leslie.deluca@citi.com

Re: Verona Pharma plc - Restricted ADSs (CUSIP No.: 925050882)

Dear Sirs:

Reference is made to (i) Deposit Agreement, dated as of May 2, 2017 (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of July 22, 2020 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with the issuance and delivery of Restricted ADSs in connection with the Private Placement of Offered ADSs or upon deposit of Subject Shares by, for, or on behalf of, each Subject Holder thereof to be issued by the Company upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares (each as defined in the Letter Agreement). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or, in the event so noted herein, the Letter Agreement.

This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares (as defined in the Letter Agreement) upon surrender of Restricted ADSs (as defined in the Letter Agreement) to the Depositary.

(A)       We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted Shares represented by the Restricted ADSs have not been registered under the Securities Act; and

(B)       We certify that either (check one):

(i) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby to persons other than US Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act [, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act], or

(ii) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act[, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act], or

(iii) ______ we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “Restricted Securities” (within the meaning given to such term in the Deposit Agreement).

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Letter Agreement in connection the cancellation of Restricted ADSs and the withdrawal of the corresponding Restricted Shares is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Number of Restricted ADSs to be cancelled:	__________________________________

Delivery Information for delivery of Shares Represented by Restricted ADSs to be cancelled:	__________________________________ __________________________________ __________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE

Medallion Signature Guaranty Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:________________________________________________________________
Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:_______________________________________________________________

Dated:_____________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

EXHIBIT C

to

Letter Agreement,

dated as of July 22, 2020

by and between

VERONA PHARMA PLC

and

CITIBANK, N.A.

_____________________

Resale Certification and Issuance Instruction

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street

New York, NY 10013

Attn.: Depositary Receipts Department

By Email:

ryan.everett@citi.com

keith.galfo@citi.com

leslie.deluca@citi.com

Re: Verona Pharma plc - Restricted ADSs (CUSIP No.: 925050882)

Dear Sirs:

Reference is made to (i) Deposit Agreement, dated as of May 2, 2017 (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of July 22, 2020 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with the issuance and delivery of Restricted ADSs in connection with the Private Placement of Offered ADSs or upon deposit of Subject Shares by, for, or on behalf of, each Subject Holder thereof to be issued by the Company upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares (each as defined in the Letter Agreement). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or, in the event so noted herein, the Letter Agreement.

This Resale Certification and Issuance Instruction is being provided in connection with our request to the Depositary to transfer Restricted ADSs (CUSIP No.: 925050882) in the form of freely transferable ADSs (CUSIP No.: 925050106) in connection with our sale of such Restricted ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

*☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which the Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (as defined in Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act,

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only - Affiliate): (v) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (w) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (x) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports), (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case as defined in, and in accordance with, Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only – Non-Affiliate): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports);

_____________________________

* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only - Affiliate): (w) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (x) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case in accordance with Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only – Non-Affiliate): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company;

OR

**☐ Sale Exempt from Registration (Sales other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

**☐ Transfers Exempt from Registration (other than sales above): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

_____________________________

**	The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

OR

**☐ Other: _______________________________________________.
                                                                   [Please fill in details]

[The Restricted ADSs and the Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act)]

The undersigned hereby requests that the Depositary:

(i)	cancel the following number of Restricted ADSs for the issuance of freely transferable unrestricted ADSs:

__________________________________________

(CUSIP No.: 925050882), and

(ii)	following the cancellation of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________
(CUSIP No.: 925050106)

to the person(s) identified below:

1.	If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned

Name of DTC Participant acting for undersigned:	_____________________________
DTC Participant Account No.:	_____________________________
Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________
Onward Delivery Instructions of undersigned:	_____________________________
Contact person at DTC Participant:	_____________________________
Daytime telephone number of contact person at DTC Participant:	_____________________________

_____________________________

**	The delivery of the requisite opinion of counsel to cover this transaction is the responsibility of the selling Restricted ADS holder.

2.      If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Letter Agreement in connection the cancellation of Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________
Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE

Medallion Signature Guaranty Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:________________________________________________________________
Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:_______________________________________________________________

Dated:_____________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

EXHIBIT D

to

Letter Agreement,

dated as of July 22, 2020

by and between

VERONA PHARMA PLC

and

CITIBANK, N.A.

_____________________

Transfer Certification for Restricted ADSs

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street

New York, NY 10013

Attn.: Depositary Receipts Department

By Email:

ryan.everett@citi.com

keith.galfo@citi.com

leslie.deluca@citi.com

Re: Verona Pharma plc - Restricted ADSs (CUSIP No.: 925050882)

Dear Sirs:

Reference is made to (i) Deposit Agreement, dated as of May 2, 2017 (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of July 22, 2020 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with the issuance and delivery of Restricted ADSs in connection with the Private Placement of Offered ADSs or upon deposit of Subject Shares by, for, or on behalf of, each Subject Holder thereof to be issued by the Company upon redesignation of the non-voting ordinary shares issued in the Private Placement of Non-Voting Ordinary Shares (each as defined in the Letter Agreement). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or, in the event so noted herein, the Letter Agreement.

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that:

D-1

(Check one)

___	(a)	The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution.

OR

___	(b)	The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Rules 903 or 904 of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Affiliate Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Letter Agreement shall have been satisfied (including, without limitation, the delivery of an opinion of U.S. securities counsel).

The transferor confirms that applicable fees, taxes and expenses payable in connection the transfer of ADSs under the terms of the Deposit Agreement and the Letter Agreement is being made to the Depositary concurrently herewith.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take an Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Letter Agreement.

By:
Name:
Title:
Dated:

D-2

MEDALLION GUARANTEE

Medallion Signature Guaranty Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:________________________________________________________________
Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:_______________________________________________________________

Dated:_____________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

D-3